UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2024

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)
(646) 768-4240
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, the Board of Directors (the “Board”) of Allied Gaming & Entertainment Inc. (the “Company”) appointed Mr. Mao Sun to serve as a director on the Board, effective immediately. Mr. Sun will serve as a member of each of the Audit Committee and the Nominating and Corporate Governance Committee.  In addition, on July 1, 2024, Mr. Joseph Lahti resigned as a member of Board, effective immediately.

Mr. Sun served as Chief Financial Officer of Hero Innovation Group Inc., a Canadian listed company, from June 2020 to February 2023, served as its Chief Executive Officer from February 2023 to April 2024, and currently serves as a director on its board since February 2023. Mr. Sun has served as Chief Financial Officer of Nickel North Exploration Corp. since 2020.

Since October 2009, Mr. Sun has been a founding partner at Mao & Ying LLP, a private accounting firm offering tax, assurance and management consulting services. From 2004 to 2009, Mr. Sun was an audit manager in the Vancouver office of KPMG, an internationally recognized accounting firm. Mr. Sun also served as a director for Wildsky Resources Inc. from 2017 to 2020.  Mr. Sun has served as an independent director for the SouthGobi Resources Ltd., a Hong Kong exchange and TSX-V listed company, since December 2015, and as a director of Yalian Steel Corporation, a publicly listed company in Canada, from 2012 to 2013.

Mr. Sun graduated from Columbia University in New York with a M.A. in International Affairs, International Finance and Business, and a B.S. in Computer Science from Nanjing University, China. Mr. Sun is a member of the Institute of Chartered Professional Accountants Canada and British Columbia, the Canadian Institute of Corporate Directors.

There is no family relationship between Mr. Sun and any director or executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: July 5, 2024	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer